Debt	12 Months Ended
Jan. 01, 2011
Notes to Financial Statements [Abstract]
Debt
DEBT

Credit Agreement

On December 17, 2010, the Company entered into a $625 million credit agreement (the "Credit Agreement").  The Credit Agreement provides for senior secured credit facilities (the "Senior Secured Facilities") in the aggregate principal amount of $625.0 million comprised of a five-year revolving loan facility of $325.0 million (approximately $75.0 million of which will be available for letter of credit sub-facility and $15.0 million of which will be available for a swingline sub-facility) and a six-year term loan facility of $300.0 million.  As of January 1, 2011, the Company has borrowed all $300.0 million under the term loan facility, which provides for scheduled quarterly amortization payments of $0.75 million over a six-year term ending with a final installment in the amount of all term loans then outstanding due and payable on December 17, 2016.  The Company has the right to prepay the term loan without penalty, but any amounts that have been repaid may not be reborrowed.  The revolving credit facility has a five-year term ending December 17, 2015.  The Company used the proceeds of the term loan facility and a portion of the revolving loan facility to pay a portion of the consideration of its acquisition of Griffin, to pay related fees and expenses and to provide for working capital needs and general corporate purposes.

The Credit Agreement allows for borrowings at per annum rates based on the following loan types. With respect to any revolving facility loan, i) an alternate base rate means a rate per annum equal to the greatest of (a) the prime rate (b) the federal funds effective rate (as defined in the Credit Agreement) plus ½ to 1% and (c) the adjusted London Inter-Bank Offer Rate ("LIBOR") for a month interest period plus 1%, plus in each case, a margin determined by reference to a pricing grid under the Credit Agreement and adjusted according to the Company's adjusted leverage ratio, and, ii) Eurodollar rate loans bear interest at a rate per annum based on the then applicable LIBOR multiplied by the statutory reserve rate plus a margin determined by reference to a pricing grid and adjusted according to the Company's adjusted leverage ratio.  With respect to an alternate base rate loan that is a term loan, at no time shall the alternate base rate be less than 2.50% per annum, plus the term loan alternate base rate margin of 2.50%.  With respect to a LIBOR loan that is a term loan, at no time shall the LIBOR rate applicable to the term loans (before giving effect to any adjustment for reserve requirements) be less than 1.50% per annum, plus the term loan LIBOR margin of 3.50%.  At January 1, 2011 under the Credit Agreement, the interest rate for the $300.0 million of the term loan that was outstanding was based on LIBOR plus a margin of 3.5% per annum for a total of 5.0% per annum.  The interest rate for $160.0 million of the revolver loan amount outstanding was based on LIBOR plus a margin of 3.25% per annum for a total of 3.5625% per annum.

The Credit Agreement contains various customary representations and warranties by the Company, which include customary use of materiality, material adverse effect and knowledge qualifiers.  The Credit Agreement also contains (a) certain affirmative covenants that impose certain reporting and/or performance obligations on the Company, (b) certain negative covenants that generally prohibit, subject to various exceptions, the Company from taking certain actions, including, without limitation, incurring indebtedness, making investments, incurring liens, paying dividends, and engaging in mergers and consolidations, sale leasebacks and sales of assets, (c) financial covenants such as maximum total leverage ratio and a minimum fixed charge coverage ratio and (d) customary events of default (including a change of control).  Obligations under the Credit Agreement may be declared due and payable upon the occurrence of such customary events of default.

On December 17, 2010, the Company repaid the balance plus accrued interest on the term facility under the former credit agreement and incurred a write-off of deferred loan costs of approximately $0.9 million.

Senior Notes

On December 17, 2010, Darling issued $250.0 million aggregate principal amount of its 8.5% Senior Notes due 2018 (the "Notes") under an indenture, dated as of December 17, 2010 (the "Original Indenture"), among Darling, Darling National LLC ("Darling National"), and U.S. Bank National Association, as trustee (the "Trustee").  The Notes were sold pursuant to a purchase agreement dated December 3, 2010 among the Company, the guarantors named therein and the initial purchasers named therein (the "Initial Purchasers"), at an issue price of 100.0%.  Darling used the net proceeds from the sale of the Notes to finance in part the cash portion of the purchase price to be paid in connection with Darling's acquisition of Griffin.

The Notes will mature on December 15, 2018.  The Company will pay interest on June 15 and December 15 of each year, commencing on June 15, 2011.  Interest on the Notes will accrue at a rate of 8.5% per annum and be payable in cash.

The Company is not required to make any mandatory redemption or sinking fund payments with respect to the Notes.  If a Change of Control (as defined in the Indenture) occurs, unless the Company has exercised its right to redeem all the Notes as described below, each holder will have the right to require the Company to repurchase all or any part (equal to $1,000 or an integral multiple thereof) of such holder's Notes at a purchase price in cash equal to 101% of the principal amount of the Notes, plus accrued and unpaid interest, if any, to the date of purchase, subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date.  If the Company or its subsidiaries engage in certain Asset Dispositions (as defined in the Indenture), the Company generally must, within specific periods of time, either prepay, repay or repurchase certain of its or its restricted subsidiaries' indebtedness or make an offer to purchase a principal amount of the Notes and certain other debt equal to the excess net cash proceeds, or invest the net cash proceeds from such sales in additional assets.  The purchase price of the Notes will be 100% of the principal amount thereof, plus accrued and unpaid interest, if any, to the date of purchase.  The Company may at any time and from time to time purchase Notes in the open market or otherwise.

The Company may redeem some or all of the Notes at any time prior to December 15, 2014, at a redemption price equal to 100% of the principal amount of the Notes redeemed, plus accrued and unpaid interest to the redemption date and an Applicable Premium (as defined below) as of the date of redemption subject to the rights of holders on the relevant record date to receive interest due on the relevant interest payment date.  The "Applicable Premium" means, with respect to any Note on any redemption date, the greater of: (a) 1.0% of the principal amount of such Note; and (b) the excess, if any, of (i) the present value at such redemption date of (A) the redemption price of such Note at December 15, 2014 (such redemption price being set forth in the table below), plus (B) all required interest payments due on such Note through December 15, 2014 (excluding accrued but unpaid interest to the redemption date), computed using a discount rate equal to the applicable treasury rate as of such redemption date plus 50 basis points; over (ii) the principal amount of such Note.

On and after December 15, 2014, the Company may redeem all or, from time to time, a part of the Notes (including any additional Notes) upon not less than 30 nor more than 60 days’ notice, at the following redemption prices (expressed as a percentage of principal amount), plus accrued and unpaid interest on the Notes, if any, to the applicable redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date), if redeemed during the twelve-month period beginning on December 15 of the years indicated below:

Year	Percentage
2014	104.250%
2015	102.125%
2016 and thereafter	100.000%

In addition, until December 15, 2013, the Company may, at its option, redeem up to 35% of the original principal amount of the Notes and any issuance of additional Notes with the net cash proceeds of one or more equity offerings at a redemption price equal to 108.5% of the principal amount thereof, plus accrued and unpaid interest, if any, to the redemption date, subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date; provided that at least 65% of the original principal amount of the Notes and any issuance of additional Notes remains outstanding immediately after each such redemption; provided further that the redemption occurs within 90 days after the closing of such equity offering.

The Indenture contains covenants limiting Darling's ability and the ability of its restricted subsidiaries to, among other things; incur additional indebtedness or issue preferred stock; pay dividends on or make other distributions or repurchase of Darling's capital stock or make other restricted payments; create restrictions on the payment of dividends or other amounts from Darling’s restricted subsidiaries to Darling or Darling's other restricted subsidiaries; make loans or investments; enter into certain transactions with affiliates; create liens; designate Darling’s subsidiaries as unrestricted subsidiaries; and sell certain assets or merge with or into other companies or otherwise dispose of all or substantially all of Darling's assets.

Holders of the Notes have the benefit of registration rights.  In connection with the issuance of the Notes, Darling and the Guarantors entered into a registration rights agreement (the "Notes Registration Rights Agreement") with the representative of the Initial Purchasers.  Darling and the Guarantors have agreed to consummate a registered exchange offer for the Notes within 270 days after the date of the Merger.  Darling and the Guarantors have agreed to file and keep effective for a certain time period a shelf registration statement for the resale of the Notes if an exchange offer cannot be effected and under certain other circumstances.  Darling will be required to pay additional interest on the Notes if it fails to timely comply with its obligations under the Notes Registration Rights Agreement until such time as it complies.

The Indenture also provides for customary events of default, including, without limitation, payment defaults, covenant defaults, cross acceleration defaults to certain other indebtedness in excess of specified amounts, certain events of bankruptcy and insolvency and judgment defaults in excess of specified amounts. If any such event of default occurs and is continuing under the Indenture, the Trustee or the holders of at least 25% in principal amount of the total outstanding Notes may declare the principal, premium, if any, interest and any other monetary obligations on all the then outstanding Notes issued under the Indenture to be due and payable immediately.

The Credit Agreement and the Notes consisted of the following elements at January 1, 2011 and January 2, 2010, respectively (in thousands):

	January 1, 2011	January 2, 2010
Senior Notes
8.5% Senior Notes due 2018	$250,000	$—

Credit Agreement and Former Credit Agreement:
Term Loan	$300,000	$32,500
Revolving Credit Facility:
Maximum availability	$325,000	$125,000
Borrowings outstanding	160,000	—
Letters of credit issued	23,383	15,852
Availability	$141,617	$109,148

In connection with the Credit Agreement and the Notes the Company incurred approximately $24.0 million of deferred loan costs.

The obligations under the Credit Agreement are guaranteed by Darling National, Griffin, and its subsidiary, Craig Protein Division, Inc ("Craig Protein"”) and are secured by substantially all of the property of the Company, including a pledge of 100% of the stock of all material domestic subsidiaries and 65% of the capital stock of certain foreign subsidiaries.  The Notes are guaranteed on an unsecured basis by Darling’s existing restricted subsidiaries, including Griffin and all of its subsidiaries, other than Darling’s foreign subsidiaries, its captive insurance subsidiary and any inactive subsidiary with nominal assets.  The Notes rank equally in right of payment to any existing and future senior debt of Darling.  The Notes will be effectively junior to existing and future secured debt of Darling and the guarantors, including debt under the Credit Agreement, to the extent of the value of assets securing such debt.  The Notes will be structurally subordinated to all of the existing and future liabilities (including trade payables) of each of the subsidiaries of Darling that do not guarantee the Notes.  The guarantees by the Guarantors (the "Guarantees") rank equally in right of payment to any existing and future senior indebtedness of the guarantors.  The Guarantees will be effectively junior to existing and future secured debt of the Guarantors including debt under the Credit Agreement, to the extent the value of the assets securing such debt. The Guarantees will be structurally subordinated to all of the existing and future liabilities (including trade payables) of each of the subsidiaries of each Guarantor that do not guarantee the Notes.

As of January 1, 2011, the Company believes it is in compliance with all of the financial covenants, as well as all of the other covenants contained in the Credit Agreement and Indenture.

Debt consists of the following (in thousands):

	January 1, 2011	January 2, 2010
Credit Agreement:
Revolving Credit Facility	$160,000	$—
Term Loan	300,000	32,500
8.5% Senior Notes due 2018	250,000	—
Other Notes	39	48
	710,039	32,548
Less Current Maturities	3,009	5,009
	$707,030	$27,539

Maturities of long-term debt at January 1, 2011 follow (in thousands):

Contractual Debt Payment
2011	$3,009
2012	2,260
2013	3,010
2014	3,760
2015	163,000
thereafter	535,000
$710,039

As of January 1, 2011, current maturities of debt of $3.0 million will be due during fiscal 2011, which include scheduled term loan principal payments of $0.75 million due each calendar quarter.

The Company entered into a Bridge Facility (the "Bridge Facility") commitment with the parties to the Senior Secured Facilities in the aggregate principal amount not to exceed $250.0 million.  The proceeds of the Bridge Facility if drawn were to be used to finance in part the Griffin Transaction.  The Bridge Facility was available to ensure that the Griffin Transaction would close if certain unsecured financing related to the Company's acquisition did not get issued prior to the closing of the Merger.  The Company incurred a commitment fee of approximately $3.1 million for the Bridge Facility. The Company recorded the commitment fee as interest expense when the Bridge Facility expired.